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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549



                                   FORM 8-K

                                CURRENT REPORT



    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
     Date of Report (Date of earliest event reported)  September 30, 1998



                        Federal Realty Investment Trust
        ---------------------------------------------------------------
            (Exact name of registrant as specified in its charter)




         District of Columbia         1-7533          52-0782497
   ----------------------------    ------------   -------------------
   (State or other jurisdiction    (Commission       (IRS Employer
         of incorporation)         File Number)   Identification No.)


     1626 East Jefferson Street, Rockville, Maryland    20852-4041
     -----------------------------------------------    ----------
     (Address of principal executive offices)           (Zip Code)


       Registrant's telephone number including area code:  301/998-8100
                                                           ------------


Exhibit Index appears on Page 3.
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Item 5.    Other Events

     Federal Realty Investment Trust hereby files as exhibit 99 the following supplemental data pertaining to its portfolio of properties at September 30, 1998.


Item 7.    Financial Statements and Exhibits

    (c)    Exhibits.

           99  Supplemental portfolio information at September 30, 1998



                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  FEDERAL REALTY INVESTMENT TRUST



Date:  October 29, 1998           /s/ Cecily A. Ward
                                  ______________________________________________
                                  Cecily A. Ward
                                  Vice President, Controller

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                                 EXHIBIT INDEX


Exh No.  Exhibit                                                        Page No.
-------  -------                                                        --------

  99     Supplemental portfolio information at September 30, 1998              4

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